Amendment No. 2

to the Senior Secured Convertible Promissory Note

original due date March 31, 2008

This Amendment No. 2 (“Amendment”) is hereby made between FinancialContent Services, Inc. (“Maker”), and Jade Special Strategy, LLC (“Holder”) (hereinafter Maker and Holder each a “Party” and collectively “Parties”).

WHEREAS, FC was unable to pay the Senior Secured Convertible Promissory Note ( the “Note”) in full by December 31, 2007;

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Parties agree to modify the terms and conditions of the Note as follows:

1)	Maker agrees to increase the principal of the Note by $75,000;
2)	Maker agrees to a one-time penalty of less than $50,000 to be determined no later than February 29, 2008.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the date indicated below.

FinancialContent, Inc.	Jade Special Strategy, LLC

By:	/s/____________________	By:	/s/___________________

Name: Wing Yu	Name: David Propis

Title: Chief Executive Officer	Title: Manager

Date: December 31, 2007	Date: December 31, 2007